                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20594


                                  FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT of 1934

                               September 30, 1997
                       (Date of earliest event reported)


                              UNIDYNE CORPORATION
                      (Exact name of small business issuer
                          as specified in its charter)





DELAWARE
(State or other jurisdiction            0-10372                       23-2154902
of incorporation or organization)       (Commission File No.)         (IRS Employer Identification No.)




            118 PICKERING WAY, SUITE 104, EXTON, PENNSYLVANIA 19341
                    (Address of principal executive offices)



                                 (610) 363-8237
                          (Issuer's telephone number)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

       On September 30, 1997, Registrant acquired all of the issued and outstanding shares of the common stock of Sabina Industries, Incorporated, a California corporation ("Sabina") in exchange for 500,000 newly issued shares of Registrant's common stock, $.001 par value.

       Sabina manufactures and sells DC electric motors, drives and controls to industrial customers in the automotive, materials handling, plastic, printing, textile and wire and cable industries. Sabina employs approximately 90 people at facilities in Anaheim, California.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

A. Financial Statements of Businesses Acquired.

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Sabina Industries, Incorporated
Anaheim, California

We have audited the accompanying balance sheets of Sabina Industries, Incorporated as of March 31, 1997 and 1996, and the related statements of income, stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sabina Industries, Incorporated as of March 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



MCGLADREY & PULLEN, LLP

/s/ MCGLADREY & PULLEN, LLP

Anaheim, California
December 8, 1997

 SABINA INDUSTRIES, INCORPORATED

 BALANCE SHEETS


                                                                 (Unaudited)             Year Ended March 31,
                                                                September 30,   --------------------------------------
ASSETS (NOTE 4)                                                      1997              1997                 1996
----------------------------------------------------------------------------------------------------------------------
Current Assets
  Cash (Note 7)                                                  $     217,903     $   272,254         $      99,004
  Trade receivables, net of allowance for doubtful
      accounts; September 30, 1997 $79,621;
      March 31, 1997 $20,000; March 31, 1996
      $13,000                                                        2,008,809       1,411,140             1,409,311
  Inventories (Note 2)                                               2,421,186       2,446,315             2,588,270
  Prepaid expenses                                                      87,607          21,530                22,859
  Deferred income taxes (Note 6)                                        66,500          72,900                61,900
                                                                 ----------------------------------------------------
            TOTAL CURRENT ASSETS                                     4,802,005       4,224,139             4,181,344
                                                                 ----------------------------------------------------

Equipment and Leasehold Improvements
  Vehicles                                                             221,371         245,794                189,516
  Machinery and equipment                                              192,427         188,238                177,474
  Office furniture equipment and fixtures                              197,382         195,215                132,666
  Leasehold improvements                                                79,767          76,052                 76,052
                                                                 -----------------------------------------------------
                                                                       690,947         705,299                575,708
  Less accumulated depreciation                                        468,266         455,732                444,412
                                                                 -----------------------------------------------------
                                                                       222,681         249,567                131,296
                                                                 -----------------------------------------------------

                                                                 $   5,024,686    $  4,473,706         $    4,312,640
                                                                 =====================================================
LIABILITIES AND STOCKHOLDER'S EQUITY
----------------------------------------------------------------------------------------------------------------------

Current Liabilities
  Bank lines of credit (Note 4)                                  $     620,000    $    500,000         $      368,911
  Current portion, long-term debt (Note 4)                              58,110          21,102                  2,227
  Accounts payable                                                     845,318         706,221                932,449
  Accrued compensation                                                 297,691         270,955                234,483
  Accrued profit sharing contribution payable (Note 5)                 148,000         100,000                 30,000
  Income taxes payable                                                  36,600          35,000                 26,283
  Customer deposits                                                    147,975          24,417                104,913
                                                                 -----------------------------------------------------
           TOTAL CURRENT LIABILITIES                                 2,153,694       1,657,695              1,699,266
                                                                 -----------------------------------------------------

Long-Term Debt, net of current portion (Note 4)                             -           46,834                  7,077
                                                                 -----------------------------------------------------

Commitments (Note 3)

Stockholder's Equity
  Common stock, $.01 par value; 10,000,000
      shares authorized, 4,400,000 shares issued
      and outstanding                                                   44,000          44,000                 44,000
  Additional paid-in capital                                               367             367                    367
  Retained earnings                                                  2,826,525       2,724,810              2,561,930
                                                                 -----------------------------------------------------
                                                                     2,870,892       2,769,177              2,606,297
                                                                 -----------------------------------------------------

                                                                 $   5,024,586    $  4,473,706         $    4,312,640
                                                                 =====================================================


See Notes to Financial Statements.

 SABINA INDUSTRIES, INCORPORATED

 STATEMENTS OF INCOME

                                                                  (Unaudited)
                                                               Six Months Ended
                                                                September  30,                   Year Ended March 31,
                                                        -------------------------------------------------------------------
                                                              1997              1996             1997              1996
 --------------------------------------------------------------------------------------------------------------------------

 Sales                                                  $   5,582,675     $  5,592,757     $  10,787,480      $  8,392,612

 Cost of Sales                                              4,025,701        4,026,453         7,990,538         6,114,357
                                                        -------------------------------------------------------------------

             GROSS PROFIT                                   1,556,974        1,566,304         2,796,942         2,278,255
                                                        -------------------------------------------------------------------

 Operating Expenses
     Selling and marketing expenses                           813,104          799,018         1,576,792         1,456,747
     General and administrative
      expenses (Notes 3 and 5)                                538,852          523,326           930,741           658,093
                                                        -------------------------------------------------------------------
                                                            1,351,956        1,322,344         2,507,533         2,114,840
                                                        -------------------------------------------------------------------

            OPERATING INCOME                                  205,018          243,960           289,409           163,415

 Financial Expense, interest                                   31,492           24,075            58,931            29,451
                                                        -------------------------------------------------------------------

            INCOME BEFORE TAXES                               173,526          219,885           230,478           133,964

 Federal and State Income
   Taxes (Note 6)                                              71,811           66,000            67,598            38,173
                                                        -------------------------------------------------------------------

            NET INCOME                                  $     101,715     $    153,885     $     162,880      $     95,791
                                                        ===================================================================

 Earnings per share                                     $     .02         $    .03         $     .04          $     .02
                                                        ===================================================================

 Weighted average common stock
  shares outstanding                                        4,400,000        4,400,000         4,400,000         4,400,000
                                                        ===================================================================



See Notes to Financial Statements.

 SABINA INDUSTRIES, INCORPORATED

 STATEMENTS OF STOCKHOLDER'S EQUITY



                                                    Common Stock          Additional                         Total
                                             -------------------------     Paid-In       Retained        Stockholder's
                                                Shares       Amount        Capital       Earnings            Equity
-----------------------------------------------------------------------------------------------------------------------

 Balance at April 1, 1995                      4,400,000 $     44,000 $        367     $  2,466,139       $  2,510,506

     Net income                                       -            -            -            95,791             95,791
                                             --------------------------------------------------------------------------

 Balance at March 31, 1996                     4,400,000       44,000          367        2,561,930          2,606,297

     Net income                                       -            -            -           162,880            162,880
                                             --------------------------------------------------------------------------

 Balance at March 31, 1997                     4,400,000       44,000          367        2,724,810          2,769,177

     Net income (unaudited)                           -            -            -           101,715            101,715
                                             --------------------------------------------------------------------------

 Balance at September 30,
      1997 (unaudited)                         4,400,000 $     44,000 $        367     $  2,826,525       $  2,870,892
                                             ==========================================================================


See Notes to Financial Statements.

 SABINA INDUSTRIES, INCORPORATED

 STATEMENTS OF CASH FLOWS


                                                                             (Unaudited)
                                                                           Six Months Ended
                                                                            September 30,           Year Ending March 31,
                                                                      ------------------------------------------------------
                                                                           1997         1996         1997            1996
 ---------------------------------------------------------------------------------------------------------------------------

 Cash Flows from Operating Activities
     Net income                                                       $   101,715 $    153,885 $    162,880 $        95,791
     Adjustments to reconcile net income
         to net cash provided by (used in)
         operating activities:
         Depreciation                                                      30,275       21,957       43,974          38,539
         Provision for deferred income taxes                                6,400           -       (11,000)         (2,400)
         Provision for doubtful accounts                                  112,474        (686)       33,202          78,400
         Changes in operating assets and
            liabilities:
            (Increase) decrease in:
                Trade receivables                                        (710,143)    (803,925)     (35,031)       (173,337)
                Income taxes receivable                                        -            -            -           78,890
                Inventories                                                25,129        7,539      141,955        (688,111)
                Prepaid expenses                                          (66,077)     (11,532)       1,329          (1,366)
            Increase (decrease) in:
                Accounts payable                                          139,097       52,013     (226,228)        450,527
                Accrued expenses                                           74,736      239,662      106,472          35,194
                Income taxes payable                                        1,600       45,500        8,717          26,283
                Customer deposits                                         123,558       18,146      (80,496)        104,913
                                                                      ------------------------------------------------------
                   NET CASH PROVIDED BY (USED IN)
                         OPERATING ACTIVITIES                            (161,236)    (277,441)     145,774          43,323
                                                                      ------------------------------------------------------

 Cash Flows from Investing Activities,
     purchase of equipment                                                 (3,391)     (69,685)    (162,245)        (46,681)
                                                                      ------------------------------------------------------

 Cash Flows from Financing Activities
     Proceeds from lines of credit and note
         payable                                                          170,000      366,235      624,839       2,168,851
     Payments on lines of credit and note
         payable                                                          (59,724)     (69,591)    (435,118)     (2,139,197)
                                                                      ------------------------------------------------------
                   NET CASH PROVIDED BY
                      FINANCING ACTIVITIES                                110,276      296,644      189,721          29,654
                                                                      ------------------------------------------------------

                   NET INCREASE (DECREASE) IN CASH                        (54,351)      12,518      173,250          26,296

 Cash, beginning of the period                                            272,254       99,004       99,004          72,708
                                                                      ------------------------------------------------------

 Cash, end of the period                                              $   217,903 $    111,522 $    272,254 $        99,004
                                                                      ======================================================


See Notes to Financial Statements.

 SABINA INDUSTRIES, INCORPORATED

                                                                             (Unaudited)
                                                                           Six Months Ended
                                                                            September 30,        Year Ending March 31,
                                                                      ------------------------------------------------
                                                                           1997        1996       1997        1996
 ---------------------------------------------------------------------------------------------------------------------

 Supplemental Disclosures of Cash
     Flow Information
     Cash payments for:
         Interest                                                     $    31,492 $   20,400 $    62,606 $     25,775
                                                                      ================================================

         Income taxes (refunds)                                       $    63,811 $   70,000 $    69,881 $    (64,600)
                                                                      ================================================


See Notes to Financial Statements.

SABINA INDUSTRIES, INCORPORATED

NOTES TO FINANCIAL STATEMENT

--------------------------------------------------------------------------------

NOTE 1.       NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS:

The Company is a producer of direct current motor drives as well as a distributor of electric motors and accessories. It provides products to the national marketplace from its locations in California and Pennsylvania on credit terms established for each customer.

A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Equipment and leasehold improvements:

Equipment and leasehold improvements are stated at cost. Depreciation is computed primarily using the straight-line method over the estimated useful lives of the related assets or lease term, if shorter, for leasehold improvements. The estimated lives of the depreciable assets range from four to ten years.

Income taxes:

Deferred income taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Earnings per share:

Earnings per share is computed using the weighted average number of common shares outstanding during the periods presented. There are no common equivalent shares outstanding during the periods presented.

SABINA INDUSTRIES, INCORPORATED

NOTES TO FINANCIAL STATEMENT

--------------------------------------------------------------------------------

NOTE 1.       NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair value of financial instruments:

Financial Accounting Standards Board (FASB) Statement No. 107, "Disclosure about Fair Value of Financial Instruments", requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value or other valuation market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

        Cash:

        The carrying amount approximates fair value because of the short maturity of the instruments.

        Lines of credit and long-term debt:

        The fair value of the Company's line of credit and long-term debt, which approximate carrying values, are estimated based on the current rates offered to the Company for debt with the same remaining maturities with similar collateral requirements. For variable rate instruments, the fair value approximates the carrying value as the maturity date for those instruments is short term.

Interim financial information (unaudited):

The financial statements at September 30, 1997 and for the six month periods ended September 30, 1996 and 1997 include all adjustments (consisting of normal recurring adjustments) which management considers necessary for a fair statement of the financial position at such dates and the operating results and cash flows for those periods, however, it does not include all disclosures required for fair presentation. Results for interim periods are not necessarily indicative of results for the entire year or any future periods.

SABINA INDUSTRIES, INCORPORATED

NOTES TO FINANCIAL STATEMENT

--------------------------------------------------------------------------------

NOTE 1.       NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New accounting pronouncements:

The Financial Accounting Standard Board (FASB) has issued Statement No. 128, "Earnings Per Share", which supersedes APB Opinion No. 15. Statement No. 128 requires the presentation of earnings per share by all entities that have common stock or potential common stock, such as options, warrants and convertible securities outstanding that trade in a public market. Those entities that have only common stock outstanding are required to present basic earnings per share amounts. Diluted per share amounts assume the conversion, exercise or issuance of all potential common stock instruments unless the effect is to reduce a loss or increase the income per common share from continuing operations. All entities required to present per share amounts must initially apply Statement No. 128 for annual and interim periods ending after December 15, 1997. Earlier application is not permitted. The adoption of Statement No. 128 would have no effect on 1997 reported income per share.

The FASB has also issued Statement No. 131 "Disclosure about Segments of an Enterprise and Related Information". Statement No. 131 modifies the disclosure requirements for reportable segments and is effective for the Company's year ending June 30, 1999. The Company has not determined the effect of the adoption of this Statement would have on the Company's reported segments.

Note 2.       INVENTORIES

Inventories are valued at the lower of cost (first-in, first-out) or market. The composition of the inventories is as follows:

                                    (Unaudited)
                                   September 30,            March 31,
                                  -------------------------------------------
                                       1997            1997          1996
 ----------------------------------------------------------------------------

     Raw material                 $   2,130,644  $   2,143,886  $   1,811,230
     Work-in-process                     72,636         87,338        237,450
     Finished goods                     217,906        215,091        539,590
                                  -------------------------------------------

                                  $   2,421,186  $   2,446,315  $   2,588,270
                                  ===========================================

SABINA INDUSTRIES, INCORPORATED

NOTES TO FINANCIAL STATEMENT

--------------------------------------------------------------------------------

NOTE 3.       OPERATING LEASES AND RELATED PARTY TRANSACTIONS

The Company leases its Anaheim, California plant facilities under leases expiring between July and October 1997. The leases provide that the lessee pay all property taxes, insurance, and maintenance plus a monthly base rental of $29,455. The Company also leases a facility in Hazelton, Pennsylvania under a lease expiring May 31, 1998. The lease provides that the lessee pay a monthly rent of $2,185. Subsequent to March 31, 1997, the Anaheim facilities leases were extended to expire between July and October, 2002. These leases have provisions for annual increases of $.02 per square foot leased. The total minimum rental commitment at March 31, 1997, including the lease extensions, is $2,040,957 which is due as follows:

      Year Ended March 31,
 -------------------------------------------------------------------------------

             1998                                                 $     359,909
             1999                                                       360,486
             2000                                                       370,153
             2001                                                       382,991
             2002                                                       395,829
             2003                                                       171,589
                                                                  -------------

                                                                  $   2,040,957
                                                                  =============

The total rental expense included in the income statement for the years ended March 31, 1997 and 1996 is $329,657 and $243,230, respectively. Additionally, rent expense for the six month periods ended September 30, 1997 and 1996 were $174,240 (unaudited) and $152,138 (unaudited), respectively.

The Anaheim, California facilities mentioned above are leased from the sole stockholder. The rent expense included in the income statements for the years ended March 31, 1997 and 1996 for these properties were $310,637 and $231,735, respectively. Additionally, rent expense to the sole stockholder for the six month periods ended September 30, 1997 and 1996 were $164,730 (unaudited) and $148,568 (unaudited), respectively.

Bonuses paid to related parties under a discretionary bonus plan were $117,500 and $-0- for the years ended March 31, 1997 and 1996, respectively. Additionally, bonuses to related parties under this plan for the six months ended September 30, 1997 and 1996 were $-0- (unaudited) and $117,500 (unaudited), respectively.

SABINA INDUSTRIES, INCORPORATED

NOTES TO FINANCIAL STATEMENT

--------------------------------------------------------------------------------

NOTE 4. PLEDGED ASSETS, BANK LINES OF CREDIT, LONG-TERM DEBT AND FAIR VALUE DISCLOSURE

A summary of the Company's bank line of credit and long-term debt, and collateral pledged thereon, consisted of the following:

Bank lines of credit:

                                                                                        (Unaudited)
                                                                                        September 30,       March 31,
                                                                                        ---------------------------------------
                                                                                             1997        1997        1996
 ------------------------------------------------------------------------------------------------------------------------------

     California United Bank, line of credit, not to exceed the lessor of
         $1,250,000 or 75% of eligible accounts receivables, due on demand or, if no demand, August 3, 1998, secured by accounts receivable, inventories and all business equipment, guaranteed by Lester and
         Katherine Tjelmeland, as individuals and the Tjelmeland Family Trust as the sole stockholder. Interest is due in monthly installments at .5%
         over the Wall Street Journal prime rate
         (8.5% at March 31, 1997).                                                      $   620,000 $   500,000 $    352,466

     California United Bank, line of credit, not to exceed $50,000, due on demand or, if no demand, August 4, 1997, secured by certain business equipment, guaranteed by Lester and Katherine Tjelmeland, as individuals and the Tjelmeland Family Trust as the sole stockholder.
         Interest is due in monthly installments at 1.25%
         over the Wall Street Journal prime rate.                                                -           -        16,445
                                                                                        -------------------------------------

                                                                                        $   620,000 $   500,000 $    368,911
                                                                                        =====================================

 Long-term debt:


                                                                                         (Unaudited)
                                                                                        September 30,        March 31,
                                                                                        ------------------------------------
                                                                                            1997          1997        1996
 ---------------------------------------------------------------------------------------------------------------------------
     Notes payable, banks, due in monthly installments ranging from $251, including interest ranging from 9.5% to 1.25% over the Wall Street
         Journal prime rate collateralized by certain vehicles
         maturing from November 1997 to November 2000.                                  $    58,210 $    67,936 $    9,304

     Less current maturities                                                                 58,210      21,102      2,227
                                                                                        -----------------------------------

                                                                                        $        -  $    46,834 $    7,077
                                                                                        ===================================

SABINA INDUSTRIES, INCORPORATED

NOTES TO FINANCIAL STATEMENT

--------------------------------------------------------------------------------

NOTE 4.       PLEDGED ASSETS,  BANK LINES OF CREDIT, LONG-TERM DEBT AND FAIR
                VALUE DISCLOSURE (CONTINUED)

The long-term debt and line of credit agreements contain various covenants, including meeting certain financial ratio expectations, limitations on loans and advances from the Company and limitations on the purchase of property and equipment. Written waiver for the capital expenditure violation was obtained for the year ended March 31, 1997, however, the Company has not received a written waiver at September 30, 1997, regarding the default resulting from the change in ownership of the Company, as described in Note 8. Due to this default, the balance of the note payable at September 30, 1997 is classified as currently due.

Provided payments are not accelerated due to the default noted above, aggregate maturities of long-term debt at March 31, 1997, are due in future years as follows:

--------------------------------------------------------------------------------

      1998                                                         $   21,102
      1999                                                             19,240
      2000                                                             18,867
      2001                                                              8,727
                                                                   -----------

                                                                   $   67,936
                                                                   ===========


NOTE 5.       PROFIT SHARING PLAN

The Company has a profit sharing plan which covers substantially all full-time employees and requires contributions each year of not less than 5% of the Company's income before profit sharing plan contributions and taxes on income. The Company can terminate the plan at any time. Contributions to the plan were $100,000 and $30,000 for the years ended March 31, 1997 and 1996, respectively. Additionally, contributions to the plan for the six month periods ended September 30, 1997 and 1996 were $48,000 (unaudited) and $100,000 (unaudited), respectively.

SABINA INDUSTRIES, INCORPORATED

NOTES TO FINANCIAL STATEMENT

--------------------------------------------------------------------------------



NOTE 6.       FEDERAL AND STATE INCOME TAXES

The provision for federal and state income taxes consist of the following:

                                                                     March 31,
                                                          -------------------------
                                                                1997        1996
 ----------------------------------------------------------------------------------
     Current
         Federal tax                                       $    66,308 $    39,773
         State taxes                                            12,290         800
                                                           ------------------------

                   TOTAL CURRENT INCOME TAXES                   78,598      40,573
                                                           ------------------------

     Deferred
         Federal                                                 5,400      (1,600)
         State                                                 (16,400)       (800)
                                                           ------------------------

                   TOTAL DEFERRED TAXES                        (11,000)     (2,400)
                                                           ------------------------

                                                           $    67,598 $    38,173
                                                           ========================

The Company's total deferred tax current assets at March 31, 1997 and 1996 consists of the following components:

                                                                1997        1996
-----------------------------------------------------------------------------------

     Allowance for doubtful accounts                       $    8,000  $     4,000
     Inventory                                                 22,900       27,000
     Accrued compensated absences                              42,000       50,000
     Net operating loss carryforwards                              -        12,000
                                                           ------------------------
                                                               72,900       93,000
     Less valuation allowance                                      -        31,100
                                                           ------------------------

                                                           $   72,900 $     61,900
                                                           ========================

The provision for income taxes for the years ended March 31, 1997 and 1996 differs from the amount obtained by applying the U.S. federal income tax rate to pretax income due to the following:

                                                              1997          1996
-----------------------------------------------------------------------------------

     Federal income tax computed at the statutory rate     $  80,700   $    46,900
     State income tax, net of federal benefit                 13,800           800
     Change in valuation allowance                           (31,100)      (13,800)
         Other                                                 4,198         4,273
                                                           ------------------------

                                                           $  67,598   $    38,173
                                                           ========================

SABINA INDUSTRIES, INCORPORATED

NOTES TO FINANCIAL STATEMENT

--------------------------------------------------------------------------------


NOTE 7.       MAJOR CUSTOMER AND CONCENTRATIONS

The Company has concentrations of sales to the ski lift and exercise equipment industries.

Revenues for the years ended March 31, 1997 and 1996 include sales to customers that individually account for more than 10% of the Company's total revenue. Revenue from these customers for the years ended March 31, 1997 and 1996 and accounts receivable as of March 31, 1997 and 1996 are as follows:

                                        March 31, 1997                      March 31, 1996
                                ------------------------------------------------------------------
                                                   Receivable                          Receivable
              Customer             Revenue          Balance           Revenue            Balance
 -------------------------------------------------------------------------------------------------

     Customer A                 $   1,175,000  $     27,000     $     1,519,000    $        400

     Customer B                       *              *                2,207,000          72,000

     Customer C                       *              *                  881,000          21,000

* Sales to this customer was under 10% of sales reported on the Company's statement of income.

NOTE 8.       CONCENTRATION OF CREDIT RISK

At March 31, 1997 and September 30, 1997, the Company has approximately $372,000 and $397,000 (unaudited), respectively, of operating funds in a financial institution in excess of the FDIC insured amount of $100,000 per financial institution.

NOTE 9.       SUBSEQUENT EVENT MERGER

On September 30, 1997, the Company entered into a merger agreement with UNIDYNE Corporation, a publicly traded company. The stockholder of the Company will exchange all of the issued and outstanding shares of the Company for 500,000 shares of Unidyne Corp. No adjustments have been made to these financial statements to affect this acquisition price nor any other "push down" adjustments.

B. Pro Forma Financial Information.

    On September 30, 1997, Registrant acquired all of the issued and outstanding shares of common stock of Sabina Industries, Incorporated ("Sabina"). The purchase price was paid through the exchange of 500,000 shares of the Company's common stock, par value $.001 per share, for all the issued and outstanding shares of Sabina. The acquisition was accounted for using the purchase method of accounting.

    The pro forma financial information is presented for the year ended December 31, 1996 and nine-months ended September, 30, 1997 and presents the acquisition of Sabina as if it occurred on January 1, 1996. A pro forma balance sheet is not presented, as the historical balance sheet included in the Company's quarterly report for the period ended September 30, 1997 includes the assets and liabilities of Sabina that were acquired.

UNIDYNE CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Statements of Income
(In thousands, except share and per share data)

                                                                   Year ended December 31, 1996

                                                  Historical              Adjustments (1)            Pro forma
                                                  ----------              -----------                ---------
Sales                                                $16,605                  $10,787                  $27,392

Cost of Sales                                         10,504                    8,311                   18,815
                                                   ---------                 --------               ----------

Gross income                                           6,101                    2,476                    8,577

Selling and administrative expense                     5,794                    2,508                    8,302

Research and development expense                         501                       35                      536
                                                   ---------                 --------               ----------

Income (loss) from operations                          (194)                     (67)                    (261)

Interest expense                                       1,027                       59                    1,086
                                                   ---------                 --------               ----------

Income (loss) before taxes                           (1,221)                    (126)                  (1,347)

Income taxes                                             102                     (45)                       57
                                                   ---------                 --------               ----------

Net income (loss)                                  $ (1,323)                 $   (81)               $  (1,404)
                                                   =========                 ========               ==========

Loss Per Share                                                                                      $   (0.18)
                                                                                                    ==========

Weighted average number of                                                                           7,943,922
 common stock and common                                                                            ==========
 stock equivalents


(1) Represents the historical results of operations of Sabina for the year-ended March 31, 1997. Certain reclassifications were made to conform to Unidyne Corporation's presentation. Sabina's historical financial statements have been adjusted to include additional depreciation of $355 based on the preliminary purchase price allocation.

                                                               Nine months ended September 30,1997

                                                   Historical             Adjustments (1)            Pro forma
                                                   ----------             -----------                ---------
Sales                                                $ 13,071                 $ 7,536                 $ 20,607

Cost of Sales                                           9,028                   5,596                   14,624
                                                     --------                --------                 --------

Gross income                                            4,043                   1,940                    5,983

Selling and administrative expense                      4,227                   2,337                    6,564

Research and development expense                          376                      --                      376
                                                     --------                --------                 --------

Income from operations                                  (560)                   (397)                    (957)

Interest expense                                          402                      34                      436
                                                     --------                --------                 --------

Income (loss) before taxes                              (962)                   (431)                  (1,393)

Income taxes                                            (345)                   (155)                    (500)
                                                     --------                --------                 --------

Net income (loss)                                    $  (617)                $  (276)                 $  (893)
                                                     ========                ========                 ========

Loss Per Share                                                                                        $ (0.13)
                                                                                                      ========

Weighted average number of                                                                           9,126,737
 common stock and common                                                                             =========
 stock equivalents


(1) Represents the historical results of operations of Sabina for the nine months ended September 30, 1997. Certain reclassifications were made to conform to Unidyne Corporation's presentation. Sabina's historical financial statements have been adusted to include additional depreciation of $266 based on the preliminary purchase price allocation.

C.  EXHIBIT No.

10.1* Agreement and Plan of Reorganization dated September 30, 1997 between UNIDYNE Corporation and Lester K. TJELMELAND and KATHERINE TJELMELAND as Trustees of the TJELMELAND Trust dated August 2, 1991 who are the Stockholders of Sabina Industries, Incorporated, a California corporation.

------------

*   Filed previously.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  December 15, 1997                /s/ C. EUGENE HUTCHESON
                                        --------------------------------
                                        C. Eugene Hutcheson
                                        Chairman, Chief Executive Officer
                                        and President